Exhibit 99.1

CBRE Group, Inc. Investor Presentation March 2012

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, business outlook and ability to successfully integrate the ING REIM businesses. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our fourth quarter earnings report filed on Form 8-K and our current annual report filed on Form 10-K, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

The Global Market Leader Includes affiliate offices. As of December 31, 2011. Based on 2011 revenues versus Jones Lang LaSalle. Scale and Diversity 1.6x nearest competitor3 Thousands of clients; approximately 80% of the Fortune 100 $128.1 billion of transaction activity in 2010 Broad Capabilities #1 leasing #1 investment sales #1 outsourcing #1 appraisal and valuation #1 commercial mortgage brokerage #1 commercial real estate investment manager among service providers $6.1 billion of development projects in process/pipeline2 Leading Global Brand 100+ years 400+ offices in over 60 countries1 #1 in virtually every major global business center Recognized Leadership S&P 500 Only commercial real estate services company in the S&P 500 FORTUNE Only commercial real estate services company in the Fortune 500 The Lipsey Company #1 brand for 11 consecutive years IAOP #1 real estate outsourcing firm Newsweek #1 real estate company in “green” rankings Wall Street Journal best brand reputation in subscriber survey 1. 2. 3.

Our Objectives Provide a complete suite of market leading services to property owners and occupiers through a fully integrated global business platform and a managed account strategy Our Strategy Establish and maintain the leading position in every major world city. Establish and maintain the leading position in each service we provide. Maintain the most admired, highest quality brand. Recruit, hire and retain the finest people in our industry. Foster and maintain a culture of integrity, excellence and continuous improvement. Lead the industry in revenue and profit growth and retain the industry’s highest operating margins. Our Vision Be the preeminent, vertically integrated, globally capable commercial real estate services firm

Diversified revenue spread across broad base of clients Diverse Client Base 2011 Revenue by Client Type1 1.Includes activity from ING Clarion Real Estate Securities (CRES), ING REIM Asia and ING REIM Europe beginning July 1, October 3 and October 31, 2011, respectively.

Geographic Diversification #1 commercial real estate services firm in each of the major regions of the world 1.2011 revenue includes $6.7 million of revenue related to discontinued operations. 2.Includes activity from ING CRES, ING REIM Asia and ING REIM Europe beginning July 1, October 3 and October 31, 2011, respectively. 2011 Revenue1,2

Revenue Diversification 1.Contractual revenue includes: Property & Facilities Management (14% in 2006 and 35% in 2011), Appraisal & Valuation (7% in 2006 and 6% in 2011), Investment Management (6% in 2006 and 4% in 2011), Development Services (1% in both 2006 and 2011) and Other (1% in 2006 and 2% in 2011). Non-contractual revenue includes: Sales (31% in 2006 and 16% in 2011), Leasing (37% in 2006 and 32% in 2011) and Commercial Mortgage Brokerage (3% in 2006 and 4% in 2011). 2.Reflects Trammell Crow Company’s revenue contributions beginning on December 20, 2006. 3.2011 revenue includes $6.7 million of revenue related to discontinued operations. 4.Includes activity from ING CRES, ING REIM Asia and ING REIM Europe beginning July 1, October 3 and October 31, 2011, respectively. Contractual revenues1 represented 48% of 2011 revenue, up from 29% in 2006 2011 Revenue3,4 2006 Revenue2

Revenue Breakdown Full Year 2011 1.Includes revenue from discontinued operations of $4.4 million and $2.2 million for the three months ended December 31, 2011 and 2010, respectively. 2.Includes revenue from discontinued operations of $6.7 million and $3.9 million for the twelve months ended December 31, 2011 and 2010, respectively. 3.Includes activity from ING CRES, ING REIM Asia and ING REIM Europe beginning July 1, October 3 and October 31, 2011, respectively. 35% 32% 16% 6% 4% 4% 1% 2% ($ in millions) 2011 1,3 2010 1 % Change 2011 2,3 2010 2 % Change Property & Facilities Management 539.6 473.4 14 2,038.4 1,772.1 15 Leasing 590.8 614.1 -4 1,909.0 1,743.6 9 Sales 314.2 285.3 10 954.6 768.8 24 Appraisal & Valuation 108.9 110.2 -1 365.4 329.9 11 Investment Management 96.7 67.2 44 251.9 171.0 47 Commercial Mortgage Brokerage 72.6 58.0 25 228.6 164.2 39 Development Services 17.5 16.4 7 65.4 72.1 -9 Other 27.6 28.9 -4 98.8 97.5 1 Total 1,767.9 1,653.5 7 5,912.1 5,119.2 15 Three months ended December 31, Twelve months ended December 31,

Property and Facilities Management Revenue1 ($ in Millions) CAGR = 23% 2 Outsourcing Services 1.Revenue includes property management, facilities management and project management fees. Does not include transaction revenue associated with outsourcing activities. 2.Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. 3.Represents combined data for CBRE and Trammell Crow Company; does not include joint ventures and affiliates. Global Square Footage Managed 3 (SF in Billions) CAGR = 13%

#1 Provider of Every Outsourced Real Estate Service Consulting Property/Facilities Management Project Management Transaction Management Global execution of transactions with a portfolio-wide focus Optimize portfolio Lease administration services Multiple-transaction focus Full service outsourcing Program management One-off integrated transaction management/ project management Moves, adds, changes Sourcing and procurement Operations and maintenance Energy services Health, safety and security Environmental sustainability Client accounting Organizational design Portfolio optimization Workplace strategy Land use analysis and strategy Fiscal and economic impact analysis Clients

Leasing Global Leasing Revenue ($ in Millions) Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. As of December 31, 2010. Does not include affiliate offices. 1 Approximately 4,2002 leasing professionals worldwide Tailored service delivery by property type and industry/market specialization $62.8 billion global lease transactions in 2010 Despite a slow growth global economy, leasing markets continued to recover gradually in 2011 in many parts of the world. Key Facts

Office Leasing Market Outlook Office TW Rent Index; % change versus a year ago Office Vacancy rate; % forecast U.S. Office Rent Forecast and Vacancy

Sales Global Sales Revenue ($ in Millions) 1.Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. 2.As of December 31, 2010. Does not include affiliate offices. Key Facts Approximately 1,5002 investment sales specialists worldwide Specialization across all major property types $65.3 billion global sales in 2010 Recovery of transaction activity strengthened in 2011 as investor sentiment improved and low-priced capital remained available. However, a continued backdrop of uncertainty continued to present challenges.

Global Transaction Volume Source: CBRE Research, RCA; Data excludes Development sites. Updated for Q4 2011.

Global Investment Management: CBRE Global Investors GIM Revenue2 ($ in Millions) CAGR =18% Assets Under Management ($ in Billions) CAGR =30% Key Facts1 $94.13 billion in assets under management $169.6 million of co-investments As of December 31, 2011. Includes revenues from discontinued operations. Includes revenue and assets under management of ING CRES, ING REIM Asia and ING REIM Europe, which were acquired in the second half of 2011. 3 3

Global Investment Programs Description Assets Under Management1,2 ($ in billions) Typical Fee Structure Separate Accounts $23.3 Management fees Transaction fees Incentive fees Sponsored Funds $38.6 Management fees Transaction fees LP profits Carried interest Unlisted Securities $12.4 Management fees Incentive fees Listed Securities $19.8 Management fees Incentive fees 1.As of December 31, 2011. 2.Assets under management (AUM) generally refers to fair market value of real estate-related assets with respect to which CBRE Global Investors provides, on a global basis, oversight, investment management services and other advice, and which generally consist of properties and real estate-related loans; securities portfolios; and investments in operating companies, joint ventures and in private real estate funds under its fund of funds program. This AUM is intended principally to reflect the extent of CBRE Global Investors' presence in the global real estate market, and its calculation of AUM may differ from the calculations of other asset managers.

Development Services: Trammell Crow Company Revenue1 ($ in Millions) 1.Includes Trammell Crow Company’s operations prior to the acquisition of Trammell Crow Company on December 20, 2006. Also includes revenue from discontinued operations. 2.In Process figures include Long-Term Operating Assets (LTOA) of $1.5 billion for 4Q 11, $1.6 billion for 4Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 3.As of December 31, 2011. $6.1 billion in process/pipeline $79.2 million of co-investments Only $15.0 million in recourse debt to CBRE and repayment guarantees Projects In Process/Pipeline ($ in Billions) Key Facts3 Percent of 2011 Total Revenue

Historical Performance

Revenue [1]

($ in Millions)



1992 – 2011 CAGR = 16%
Average Annual Organic Growth of 9%
360
392
429
469
583
759
1,187
1,403
1,518
1,362
1,362
1,810
2,647
3,194
4,032
6,036
5,130
4,166
5,119
5,912
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003² 2004 2005 2006³ 2007⁴ 2008⁴ 2009 2010⁴ 2011⁴·⁷
Organic Revenue
Revenue From Acquisitions

Normalized EBITDA and Margin [5]

($ in Millions)



1992 – 2011 CAGR = 21%
20
26
34
42
62
90
127
117
151
115
131
183
300
461
653
970
601
454
681
803
5.6%
6.6%
7.9%
8.9%
10.6%
11.9%
10.7%
8.4%
9.9%
8.4%
9.6%
10.1%
11.3%
14.4%
16.2%
16.1%
11.7%
10.9%
13.3%
13.6%
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003² 2004 2005 2006³ 2007⁶ 2008⁶ 2009 2010⁶ 2011⁶·⁷
Normalized EBITDA
Normalized EBITDA Margin

1. No reimbursements are included for the period 1992 through 1996, as amounts were immaterial. Reimbursements for 1997 through 2001 have been estimated. For 2002 and forward, reimbursements are included.
2. Includes Insignia activity for the period July 23, 2003 through December 31, 2003.
3. Includes Trammell Crow Company activity for the period December 20, 2006 through December 31, 2006.
4. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007, $1.3 million for the year ended December 31, 2008, $3.9 million for the year ended December 31, 2010 and $6.7 million for the year ended December 31, 2011.
5. Normalized EBITDA excludes merger-related and other non-recurring costs, integration and other costs related to acquisitions, cost containment expenses, one-time IPO-related compensation expense, gains/losses on trading securities acquired in the Trammell Crow Company acquisition and the write-down of impaired assets.
6. Includes EBITDA related to discontinued operations of $6.5 million for the year ended December 31, 2007, $16.9 million for the year ended December 31, 2008, $16.4 million for the year ended December 31, 2010 and $14.1 million for the year ended December 31, 2011.
7. Includes activity from ING CRES, ING REIM Asia and ING REIM Europe beginning July 1, October 3 and October 31, 2011, respectively.

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Mandatory Amortization and Maturity Schedule $ millions 1.$700.0 million revolver facility matures in May 2015. As of December 31, 2011, the outstanding revolver balance was $44.8 million. As of December 31, 2011 1 70 69 75 341 418 458 378 370 350 0.0 250.0 500.0 2012 2013 2014 2015 2016 2017 2018 2019 2020 Term Loan A Term Loan A1 Term Loan B Term Loan C Term Loan D Sr. Subordinated Notes Sr. Unsecured Notes Revolver

Capitalization 1.Excludes $208.1 million and $26.1 million of cash in consolidated funds and other entities not available for company use at December 31, 2011 and December 31, 2010, respectively. 2.Net of original issue discount of $11.0 million and $12.3 million at December 31, 2011 and 2010, respectively. 3.Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $359.3 million and $623.8 million at December 31, 2011 and 2010, respectively. 4.Excludes $713.4 million and $453.8 million of aggregate non-recourse warehouse facilities at December 31, 2011 and 2010, respectively. ($ in millions) 12/31/2011 12/31/2010 Variance Cash 1 885.1 480.5 404.6 Revolving credit facility 44.8 17.5 27.3 Senior secured term loan A 306.2 341.3 (35.1) Senior secured term loan A-1 285.1 - 285.1 Senior secured term loan B 296.3 299.2 (2.9) Senior secured term loan C 398.0 - 398.0 Senior secured term loan D 398.0 - 398.0 Senior subordinated notes 2 439.0 437.7 1.3 Senior unsecured notes 350.0 350.0 - Notes payable on real estate 3 13.6 3.7 9.9 Other debt 4 0.1 0.2 (0.1) Total debt 2,531.1 1,449.6 1,081.5 Stockholders' equity 1,151.5 908.2 243.3 Total capitalization 3,682.6 2,357.8 1,324.8 Total net debt 1,646.0 969.1 676.9 As of

Business Outlook We believe that we are in a cyclical recovery in commercial real estate with annual growth expected to be similar to our long-term business model This model (on a normalized basis) is: Revenue growth of 7-9% EBITDA growth of 12-14% EPS growth of high-teens to 20% Outsourcing is likely to grow at one of the faster rates among our businesses, in the low double digits Investment sales will likely be paced by broader economic recovery driven by core asset demand in major markets with increasing contributions from secondary markets Leasing growth rates will likely continue to be modest until we see sustained job growth and rental rate increases Investment management will benefit from a full year of contribution from ING REIM We expect to once again deliver the industry’s highest normalized EBITDA margin in 2012, in large part due to our expense discipline All these factors support our 2012 normalized EPS guidance range of $1.20 to $1.25 per diluted share

Appendix

Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)

($ in millions)	Year Ended December 31, 2011	2010	2009	2008	2007
Normalized EBITDA[1]	$ 802.6	$ 681.3	$ 453.9	$ 601.2	$ 970.1
Less:					
Integration and other costs related to acquisitions	68.8	7.2	5.7	16.4	45.2
Cost containment expenses	31.1	15.3	43.6	27.4	-
Write-down of impaired assets	9.4	11.3	32.5	100.4	-
Merger-related charges	-	-	-	-	56.9
Loss on trading securities acquired in the Trammell Crow Company acquisition	-	-	-	-	33.7
EBITDA[1]	693.3	647.5	372.1	457.0	834.3
Add:					
Interest income[2]	9.4	8.4	6.1	17.9	29.0
Less:					
Depreciation and amortization[3]	116.9	109.0	99.5	102.9	113.7
Interest expense[4]	153.5	192.7	189.1	167.8	164.8
Write-off of financing costs	-	18.1	29.3	-	-
Goodwill and other non-amortizable intangible asset impairments	-	-	-	1,159.4	-
Provision for income taxes[5]	193.1	135.8	27.0	56.9	194.3
Net income (loss) attributable to CBRE Group, Inc.	$ 239.2	$ 200.3	$ 33.3	$ (1,012.1)	$ 390.5
Revenue[6]	5,912.1	5,119.2	4,165.8	5,130.1	6,036.3
Normalized EBITDA Margin	13.6%	13.3%	10.9%	11.7%	16.1%

Notes:
1. Includes EBITDA related to discontinued operations of $14.1 million for the year ended December 31, 2011, $16.4 million for the year ended December 31, 2010, $16.9 million for the year ended December 31, 2008 and $6.5 million for the year ended December 31, 2007.
2. Includes interest income related to discontinued operations of $0.1 million for the year ended December 31, 2008 and $0.01 million for the year ended December 31, 2007.
3. Includes depreciation and amortization related to discontinued operations of $1.2 million for the year ended December 31, 2011, $0.6 million for the year ended December 31, 2010, $0.1 million for the year ended December 31, 2008 and $0.4 million for the year ended December 31, 2007.
4. Includes interest expense related to discontinued operations of $3.2 million for the year ended December 31, 2011, $1.6 million for the year ended December 31, 2010, $0.6 million for the year ended December 31, 2008 and $1.8 million for the year ended December 31, 2007.
5. Includes provision for income taxes related to discontinued operations of $4.0 million for the year ended December 31, 2011, $5.4 million for the year ended December 31, 2010, $6.0 million for the year ended December 31, 2008 and $1.6 million for the year ended December 31, 2007.
6. Includes revenue related to discontinued operations of $6.7 million for the year ended December 31, 2011, $3.9 million for the year ended December 31, 2010, $1.3 million for the year ended December 31, 2008 and $2.1 million for the year ended December 31, 2007.

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